GOF P-15 12/08

SUPPLEMENT DATED DECEMBER 3, 2008
TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS

Franklin Templeton International Trust

Templeton Foreign Smaller Companies Fund

Templeton Institutional Funds

Foreign Smaller Companies Series

Templeton Global Smaller Companies Fund

The prospectus is amended as follows:

Effective December 15, 2008, the Funds will be available for purchase by all investors.

Please keep this supplement for future references